                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 27, 2000 included in Danaher Corporation's Annual Report on Form 10-K for the year ended December 31, 1999, and to all references to our Firm included in this registration statement.

                                                 /s/ Arthur Andersen LLP
                                          -------------------------------------
                                                   Arthur Andersen LLP

Baltimore, Maryland
March 1, 2001